Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Beneficial Mutual Bancorp, Inc. (the “Company”) for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Gerard P. Cuddy
Gerard P. Cuddy
President and Chief Executive Officer
May 11, 2009

By:	/s/ Joseph F. Conners
Joseph F. Conners
Executive Vice President and
Chief Financial Officer
May 11, 2009